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                                                                  Exhibit 10.139

               BILL OF SALE, ASSIGNMENT AND ASSUMPTI0N OF CONTRACTS
                    Arvada Marketplace and Arvada Connection

          THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF CONTRACTS is made as of the 29 day of April, 2004, by and between CIN ARVADA, L.P., a Delaware limited partnership ("ASSIGNOR"), and INLAND WESTERN ARVADA, L.L.C., a Delaware limited liability company ("ASSIGNEE").

                                W I T N E S S E T H:

          For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

          Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

     All right, title and interest of Assignor in and to all tangible personal property ("PERSONALTY") set forth in the inventory on EXHIBIT A attached hereto and made a part hereof, and located on, and used in connection with the management, maintenance or operation of that certain land and improvements located in the County of Jefferson, State of Colorado, as more particularly described in EXHIBIT B attached hereto and made a part hereof ("REAL PROPERTY"), but excluding tangible personal property owned or leased by Assignor's contractors under the Contracts (as defined below).

     To the extent assignable, all right, title and interest of Assignor in and to those certain contracts set forth on EXHIBIT C attached hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the "CONTRACTS").

     All right, title and interest of Assignor in and to those agreements set forth on EXHIBIT D attached hereto and made a part hereof (the "LICENSE AGREEMENTS").

     This Bill of Sale, Assignment and Assumption of Contracts is given pursuant to that certain Agreement of Purchase and Sale (as amended, the "PURCHASE AGREEMENT") dated as of March 31, 2004, between Assignor and Inland Real Estate Acquisitions, Inc., which Purchase Agreement was assigned to Assignee, providing for, among other things, the conveyance of the Personalty and the Contracts.

     As set forth in ARTICLE 11 of the Purchase Agreement, which is hereby incorporated by reference as if herein set out in full and except as set forth herein, the property conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY

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ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY
CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE COLORADO UNIFORM COMMERCIAL CODE.

     Assignee hereby accepts the assignment of the Personalty, the Contracts and the License Agreements and agrees to assume and discharge, in accordance with the terms thereof, all of the obligations thereunder from and after the date hereof. Additionally, but without limiting the generality of the foregoing, Assignee agrees to assume and discharge all legal fees and other costs and expenses incurred with respect to Contracts and Contract renewals and extensions and License Agreements and License Agreement renewals and extensions executed subsequent to the Effective Date of the Agreement and those set forth on EXHIBIT E attached hereto.

     Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations arising from and accruing on or after the date hereof.

     Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignor's failure to perform any of the obligations of Assignor under the Contracts or License Agreements, to the extent accruing prior to the date hereof. The foregoing indemnity shall be subject to the provisions of
Section 9.3 of the Purchase Agreement.

     This Bill of Sale, Assignment and Assumption of Contracts may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale, Assignment and Assumption of Contracts as of the date first above written.

                             SIGNATURES ON NEXT PAGE

                                        2
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                                ASSIGNOR:

                                CIN ARVADA, L.P., a Delaware limited partnership

                                By: CIN ARVADA GP, L.L.C., a Delaware limited liability company, General Partner

                                      By:   INVESTCENTER IV, L.L.C., a Delaware
                                            limited liability company, Manager


                                            By:/s/ F. Jonathan Dracos
                                               ------------------------------
                                               Name:   F. Jonathan Dracos
                                               Title: Chairman of the Executive
                                                     Committee

                                        3
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                            ASSIGNEE:

                            INLAND WESTERN ARVADA, L.L.C.,
                            a Delaware limited liability company

                            By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                  By:   /s/ Valerie Medina
                                        --------------------------------------
                                        Name:  Valerie Medina
                                        Title: Asst. Secretary

                                        4
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STATE OF  NY    )
                )
COUNTY OF NY    )


          The foregoing instrument was acknowledged before me this 28 day of April, 2004 by F. Jonathan Dracos the Chairman of the Executive Committee of InvestCenter IV, L.L.C., a Delaware limited liability company, manager of CIN Arvada GP, L.L.C., a Delaware limited liability company, as general partner of CIN Arvada, L.P., a Delaware limited partnership.

(Seal and Expiration Date)

                                            /s/ Alex Hofmann
                                      ---------------------------------------
                                      Notary Public
                                                        ALEX HOFMANN
                                               NOTARY PUBLIC, STATE OF NEW YORK
                                                     NO. 01HO6028348
                                               QUALIFIED IN NEW YORK COUNTY
                                               COMMISSION EXPIRES JULY 26, 2005

                                        6
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STATE OF ILLINOIS )
                  )
COUNTY OF DUPAGE  )

      The foregoing instrument was acknowledged before me this 28th day of April, 2004 by Valerie Medina as Asst. Secy of Inland Western Retail Real Estate Trust, Inc., as sole member of Inland Western Arvada, L.L.C.

(Seal and Expiration Date)

                                            /s/ Kimberly A Mitchell
                                      ---------------------------------------
                                      Notary Public

              OFFICIAL SEAL
           KIMBERLY A MITCHELL
      NOTARY PUBLIC - STATE OF ILLINOIS
      MY COMMISSION EXPIRES: 03-12-07

                                        5
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                                    EXHIBIT A

                                   PERSONALTY

                                      None

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                                    EXHIBIT B

                                LEGAL DESCRIPTION

MARKETPLACE

Lot 1-B, Block 1
Arvada Marketplace Filing No. 1 - 2nd Amendment
County of Jefferson
State of Colorado


CONNECTION

Parcel A:

Lots 1 and 2, Block 1, Arvada Marketplace Filing No. 2 Amended, a subdivision of the City of Arvada, recorded June 11, 1987 in the official Records of Jefferson County, Colorado, under Reception No. 87077266; TOGETHER with Access Rights as contained in instrument recorded December 19,1986 at Reception No. 86156798, ALSO TOGETHER WITH easements for ingress and egress granted over, across, on and through any and all private roads, way or thoroughfares, now or hereafter established as shown in Note 2 on the Plat recorded as Reception No. 87077266. County of Jefferson, State of Colorado.

Parcel C:

Lot 2, Block 1, Arvada Marketplace Filing No. 2 Second Amended, Reception No. 92164135, County of Jefferson, State of Colorado.
TOGETHER WITH easements for ingress and egress over, across, on and through any and all private roads, ways or thoroughfares, now or hereafter established as shown in Note 2 on the Plat recorded under Reception No. 92164135.

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                                    EXHIBIT C

                                    CONTRACTS

Contracts to be assumed:

(See attached)


Arvada Marketplace Contracts that will need to be split between Seller Parcel and Inland Parcel Post-Closing:

   -  Fire System Monitor
   -  Landscaping
   -  Lighting
   -  Policing
   -  Pressure Washing
   -  Sewer Service
   -  Snow Removal
   -  Sweeping

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                                    EXHIBIT C

                               ARVADA MARKETPLACE
                               EXPENSE PRORATIONS

                                                                                        2 DAYS
                                                             28 DAYS DUE SELLER (CIN   TO BUYER
    SERVICE         CONTRACTOR         CONTRACT AMOUNT               ARVADA)           (INLAND)                   NOTES
------------------------------------------------------------------------------------------------------------------------------------
Fire System      Digitron/Central  $150/panel Semi Annually                                         FEEDS BUILDING K-L (LONESTAR
Monitor          Comm              (Feb-Jul and Aug-Jan)        $          71.27     $       78.73  TO AMANDAS) - FEBRUARY THRU JULY

                                   $150/panel Semi
                                   Annually (Feb-Jul and                                            FEEDS BUILDING 1 (FASHION BUG)
                                   Aug-Jan)                     $          71.27     $       78.73  FEBRUARY - JULY

                                   $150/panel Semi Annually                                         FEEDS BUILDING G (7360
                                   (Feb-Jul and Aug-Jan)              n/a                 n/a       BUILDING) - CIN PAID IN FULL

                                                                                                    FEEDS BUILDING S&T (OFFICE
                                   $150/panel Semi Annually                                         DEPOT/ACCENT WINDOWS) -
                                   (Feb-Jul and Aug-Jan)              n/a                 n/a       CIN PAID IN FULL

                                   $420/panel Annually-                                             FEEDS HOMEBASE BUILDING -
                                   (bldg F)                           n/a                 n/a       CIN PAID IN FULL

Landscape        American Civil
                 Constructors      $27,882/yr
                 (ACC)             $4,647/mo (Apr-Sep)          $       4,337.20     $      309.80

Lighting         Fluorescent       $10/mo night check
                 Maintenance       $33 trip charge for
                                   repairs                      $           9.33     $        0.67

Pest Control     Terminix          $90/mo & $45/mo                 cancelled           cancelled

Policing         Loc Nguyen        $1625.00/mo                  $       1,516.67     $      108.33

Pressure         Budget Building   $1,356/qtr (Feb, May,
Washing          Services          Aug, Nov)                    $       1,325.53     $       30.47  Due in May

Sewer Service    Colorado Sewer    $1,700/service (once per
                                   year)                              n/a                 n/a       Due in August

Snow Removal     M&M Construction  Varies depending on
                                   conditions & equip. used.          n/a                 n/a

Sweeping         PLM Company       $1950/mo.
                                   $90 for extra sweeps.        $       1,820.00     $      130.00

                                                                                                    APRIL INVOICE WAS A TOTAL OF
Recycling /                        $391.57/mo Recycling                                             $1991.84 WHICH INCLUDED FUEL
Trash Removal    Waste Management  $1,547.92/mo Trash           $       1,859.05     $      132.79  SURCHARGE ALSO.

                                                                $      11,010.32     $      869.52

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                                ARVADA CONNECTION
                               EXPENSE PRORATIONS

                                           CONTRACT           28 DAYS TO SELLER      2 DAYS TO BUYER
    SERVICE         CONTRACTOR              AMOUNT               (CIN ARVADA)            (INLAND)                 NOTES
------------------------------------------------------------------------------------------------------------------------------------
Landscape        American Civil    $5,412/yr.
                 Constr.           $902/mo Apr-Sept
                                   $10/mo night checks;         $         841.87     $       60.13

Lighting         Fluorescent       $33 Trip Charge for
                 Maintenance       Repairs                      $           9.33     $        0.67

Pest Control     Terminix          $45/mo.                             cancelled         cancelled

Policing         Loc Nguyen        $595/mo                      $         555.33     $       39.67

Pressure         Budget Building   $547/quarter (Feb, May,
Washing          Services          Aug, Nov)                    $         534.71     $       12.29  Due in May

Sewer Service    Colorado Sewer    $1,700/service (once per
                                   year)                              n/a                 n/a       Due in August

Sweeping         PLM Company       $425/mo                      $         396.67     $       28.33

                                                                                                    APRIL INVOICE WAS A TOTAL OF
Trash/Recycling  Waste Management  $394.20/mo Recycle                                               $654.39 WHICH INCLUDED FUEL
                                   $243/mo Trash                $         610.76     $      310.29  SURCHARGE ALSO

                                                                $       2,948.67     $      451.38

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                                    EXHIBIT D

                               LICENSE AGREEMENTS

                                      None

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                                    EXHIBIT D

                               LICENSE AGREEMENTS

                                      None

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                                    EXHIBIT E

                           CONTRACT COSTS AND EXPENSES


                                      None